UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	January 6, 2005

Regal-Beloit Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

200 State Street, Beloit, Wisconsin 53511-6254

(Address of principal executive offices, including Zip code)

(608) 364-8800

(Registrant’s telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements, Pro-Forma Financial Information and Exhibits
SIGNATURES
Exhibit Index to Current Report on Form 8-K
Slide Show Presentation Materials
Unaudited Historical Financial Statements

Item 7.01 Regulation FD Disclosure

     On December 31, 2004, REGAL-BELOIT Corporation (the “Company”) acquired from several subsidiaries of General Electric Company (“GE”) selected assets and assumed certain liabilities of GE’s Heating, Ventilation and Air Conditioning/Refrigeration (HVAC) motors and capacitors businesses (the “Acquired Businesses”). The Company’s acquisition of the selected assets and assumed liabilities of the HVAC motors and capacitors businesses is referred to herein as the “Acquisition.”

     The Company is furnishing under this Item 7.01 the information included as Exhibits 99.1 and 99.2 to this Current Report. Exhibit 99.1 includes presentation materials relating to the Acquisition prepared in the form of a slide show presentation by the Company’s management to be included as part of the previously announced conference call scheduled for 1:00 p.m. CST (2:00 p.m. EST) on Thursday, January 6, 2005. The Company is also making the presentation available to shareholders, media representatives, analysts and the public by posting the presentation on the Investor Relations page of the Company’s web site located at www.regal-beloit.com.

     Exhibit 99.2 furnished herewith includes certain unaudited historical financial statements and unaudited pro forma financial information relating to the Acquired Businesses.

     The pro forma financial information furnished with this Current Report on Form 8-K is unaudited and is not necessarily indicative of the results which would have occurred if the Acquisition had been consummated at the time specified in the periods presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations, or cash flows for any future periods.

     The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this Item 7.01 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The Company is not undertaking to update the information furnished with this Current Report on Form 8-K.

Item 9.01 Financial Statements, Pro-Forma Financial Information and Exhibits

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Exhibits. The following exhibits are being furnished herewith:

(99.1)	Slide show presentation materials presented by REGAL-BELOIT Corporation on January 6, 2005.

(99.2)	Certain unaudited historical financial statements and unaudited pro forma financial information relating to the Acquired Businesses.

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Cautionary Statement Concerning Forward-Looking Statements

This Current Report and the information furnished herewith include certain “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical fact (including, without limitation, statements relating to future financial performance of the Acquired Businesses, the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures and debt levels, and plans and objectives of management for future operations) are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimates,” “anticipate,” “believe,” “should” or “plans,” or the negative thereof or variations thereon or similar terminology.

These forward-looking statements are based on management’s current expectations and are subject to certain risks and uncertainties which could cause actual results or outcomes to differ materially from those currently anticipated. Factors that could affect actual results or outcomes include: unexpected issues and costs arising from the integration of the Acquired Businesses; marketplace acceptance of the Acquisition, including the loss of, or a decline in business from, significant HVAC customers; unanticipated fluctuations in commodity prices and raw material costs and issues affecting the Company’s ability to pass increased costs on to its customers; difficulties in staffing and managing the Company’s foreign operations; fluctuations in foreign currency exchange rates affecting the Company’s business; cyclical downturns affecting the markets for capital goods; substantial increases in interest rates which impact the cost of the Company’s outstanding debt; unanticipated adjustments that may be reflected in the audited financial statements that the Company will ultimately provide with respect to the Acquired Businesses; the success of the Company’s management in increasing sales and maintaining or improving the operating margins of its business; actions taken by competitors; the Company’s ability to satisfy various covenant requirements under its credit facility; and changes in global political, economic, business, competitive, market and regulatory factors as detailed in the Company’s filings with the Securities and Exchange Commission. Shareholders, potential investors and others are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included herein are made only as of the date of this Current Report, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION
Date: January 6, 2005	By:	/s/David A. Barta
David A. Barta
Vice President and Chief Financial Officer

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REGAL-BELOIT CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99.1)	Slide show presentation materials presented by REGAL-BELOIT Corporation on January 6, 2005.

(99.2)	Certain unaudited historical financial statements and unaudited pro forma financial information relating to the Acquired Businesses.

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